SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                MINERA ANDES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

           ---------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
       5)  Total fee paid:

           ---------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           ---------------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
       3)  Filing Party:

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       4)  Date Filed:

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

                                MINERA ANDES INC.
                            3303 North Sullivan Road
                         Spokane, Washington, 99216 USA

                                     NOTICE
                                     ------

        OF THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General and Special Meeting of the Shareholders of Minera Andes Inc. (the Corporation") will be held in the Brownlee Room at the Westin Hotel, 320 - 4th Avenue SW, Calgary, Alberta, at the hour of 10:00 a.m (Calgary time), on June 25, 1999, for the following purposes:

1. to receive and consider the annual report of the board of directors to the shareholders and the audited financial statements of the Corporation, for the fiscal year ended December 31, 1998, and the report of the Auditors thereon;

2.       to fix the number of directors to be elected for the ensuing year;

3.       to elect a Board of Directors for the ensuing year;

4. to approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting authorizing the issuance of up to 20,390,030 common shares of the Corporation or securities convertible into common shares pursuant to one or more private placement in the twelve months commencing July 1, 1999 on the terms and conditions set forth in the Management Information Circular.

5. to approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting relating to the approval of the participation of N.A. Degerstrom, Inc. in future private placements of the Corporation on the terms and conditions set forth in the Management Information Circular;

6. to appoint PricewaterhouseCoopers LLP as Auditors for the ensuing year;

7. to authorize the directors to fix the remuneration to be paid to the Auditors of the Corporation; and

8. to transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

DATED at the City of Spokane, in the State of Washington, this 5th day of May 1999.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Allen V. Ambrose, President

                                    IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue SW, Calgary, Alberta, T2P 3S8, at least forty eight (48) hours prior to the meeting or any adjournment thereof.

                                    NOTICE OF

                                     - and -

                         MANAGEMENT INFORMATION CIRCULAR

                  FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF
                             COMMON SHAREHOLDERS OF

                                MINERA ANDES INC.



                               DATED JUNE 25, 1999





THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MINERA ANDES INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL COMMON SHAREHOLDERS

                                 TO BE HELD AT:

                                THE WESTIN HOTEL
                               320 - 4th Avenue SW
                            Calgary, Alberta, T2P 2S6

                              In the Brownlee Room

                              Friday, June 25, 1999

              Minera Andes Inc. Meeting: 10:00 a.m. (Calgary Time)

                                TABLE OF CONTENTS

                                                                          Page #


SOLICITATION OF PROXIES.................................................    -1-

APPOINTMENT AND REVOCATION OF PROXIES...................................    -1-

ADVICE TO BENEFICIAL SHAREHOLDERS.......................................    -2-

VOTING OF PROXIES.......................................................    -2-

VOTING SHARES AND SECURITY OWNERSHIP
     OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT........................    -3-

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS........................    -5-
         Compensation of Directors......................................    -5-
         Compensation of Officers.......................................    -5-
         Stock Option Plan .............................................   -10-
         Other Compensation.............................................   -15-

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS........................   -15-

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
     AND IN MATTERS TO BE ACTED UPON....................................   -16-

PARTICULARS OF MATTERS TO BE ACTED UPON.................................   -16-

ATTENDANCE OF ACCOUNTANTS...............................................   -24-

GENERAL.................................................................   -24-

OTHER BUSINESS..........................................................   -24-

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................   -24-

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING...........................   -24-

CERTIFICATE.............................................................   -25-

                                MINERA ANDES INC.
                            3303 North Sullivan Road
                               Spokane, Washington
                                    USA 99216

                        MANAGEMENT INFORMATION CIRCULAR
                        -------------------------------

        FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

                                  June 25, 1999

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read "Advice to Beneficial Shareholders" within for an explanation of their rights.

                            SOLICITATION OF PROXIES
                            -----------------------

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MINERA ANDES INC. (the "Corporation") of proxies for the annual general and special meeting of the shareholders of the Corporation (the "Meeting") to be held on June 25, 1999, at 10:00 a.m. (Calgary time) in the Brownlee Room, at the Westin Hotel, 320 - 4th Avenue SW, Calgary, Alberta, or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. The Management Information Circular will be mailed on or about May 20, 1999.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

                      APPOINTMENT AND REVOCATION OF PROXIES
                      -------------------------------------

The persons named in the enclosed Instrument of Proxy, Allen V. Ambrose, President, of Spokane, Washington and Bonnie L. Kuhn, Secretary, of Calgary, Alberta, have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ALLEN V. AMBROSE OR BONNIE L. KUHN, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder's common shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to the Montreal Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue SW, Calgary, Alberta, T2P 3S8, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his common shares.

                        ADVICE TO BENEFICIAL SHAREHOLDERS
                        ---------------------------------

Shareholders who do not hold their common shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only proxies from shareholders of record can be recognized and voted upon at the Meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage house) who holds their common shares as a registered shareholder. Every intermediary (broker) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The Instrument of Proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

                                VOTING OF PROXIES
                                -----------------

The persons named in the enclosed Instrument of Proxy are directors and\or officers of the Corporation who have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his Proxy how to vote his common shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT

DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT
THEREIN.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

                      VOTING SHARES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                  -------------------------------------------
The authorized share capital of the Corporation consists of an unlimited number of common shares and an unlimited number of preferred shares (non-voting). As of the effective date of this Management Information Circular, being May 5, 1999 unless otherwise indicated (the "Effective Date"), the issued and outstanding share capital of the Corporation consists of 20,390,030 common shares. To date, no preferred shares have been issued.

The Corporation will prepare a list of shareholders of record at the close of business on May 19, 1999 (the "Record Date"). A holder of common shares named on that list will be entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her common shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed common share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the common shares, at least ten (10) days prior to the Meeting, in which case the transferee may vote those common shares at the Meeting.

The By-laws of the Corporation provide that holders present not being less than two (2) in number and holding or representing not less than ten (10%) percent of the issued common shares of the Corporation, shall constitute a quorum for the meeting in respect of holders of common shares.

The following table sets forth certain information regarding the beneficial ownership, as of May 5, 1999 of the common shares by (i) each person known by the Corporation to own beneficially more than 5% of the common shares, (ii) each director of the Corporation, (iii) each officer of the Corporation and (iv) all directors and executive officers as a group. Except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them.


===========================   ===========================   ====================
Name and Place of Residence            Common Shares        Percentage of Common
                                   Beneficially Owned (1)        Shares (1)
===========================   ===========================   ====================
Officers & Directors

Allen V. Ambrose                        232,000(2)                   1.14%
Spokane, WA

Armand Hansen                           171,000(3)                   0.84%
Spokane, WA

John Johnson Crabb                       70,000(3)                   0.34%
Madeira Park, BC

                                      -3-

===========================   ===========================   ====================
Name and Place of Residence            Common Shares        Percentage of Common
                                   Beneficially Owned (1)        Shares (1)
===========================   ===========================   ====================

Brian Gavin                             240,400(2)                   1.18%
Spokane, WA

A.D. (Darryl) Drummond                   20,000(4)                   0.10%
Vancouver, B.C.

Bonnie L. Kuhn                           11,000(5)                   0.05%
Calgary, Alberta

Allan J. Marter                          20,000(4)                   0.10%
Littleton, CO

5% or Greater Shareholders

Neal A. and Joan L. Degerstrom        5,100,000(6)(7)                25.01%
3303 North Sullivan Road
Spokane, WA 99216

CEDE & Co. (8)                        7,910,965                      38.80%
New York, New York

CDS & Co. (8)                         3,911,559                      19.18%
Toronto, Ontario

All directors and executive             764,400                       3.75%
officers as a group (7 persons)


Notes:

(1) Common shares which the person or group has the right to acquire within 60 days after May 5, 1999 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.
(2) Includes stock options entitling the holder to acquire 50,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced subsequent to the Corporation's year end on December 31, 1998), and 30,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 110,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998) and 80,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). The Corporation has filed an application with The
     Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(3) Includes stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced subsequent to the Corporation's year end on December 31, 1998), and 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 60,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998) and 40,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). The Corporation has filed an application with The
     Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(4) Includes stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 60,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an
                                      -4-

     exercise price of Cdn $2.18 but were repriced on February 20, 1998), and 40,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). The Corporation has filed an application with The
     Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(5) Includes stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 60,000 common shares upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998).
     The Corporation has filed an application with The Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(6) The common shares are owned beneficially by Mr. and Mrs. Degerstrom by virtue of their combined majority control of the record owner, N.A.
     Degerstrom, Inc. ("Degerstrom").
(7) Does not include 1,213,409 common shares reserved for issuance to Degerstrom upon the satisfaction of certain performance criteria.
(8) The parties named are intermediaries. The beneficial ownership of the common shares listed is not known.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                ------------------------------------------------

A.   Compensation of Directors

The Corporation has six directors. During the fiscal period ended December 31, 1998, the Corporation paid no cash compensation (including salaries, director's fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such.

Two (2) of the directors were, at December 31, 1998, and currently are executive officers of the Corporation. Executive officers of the Corporation who also act as directors do not receive any additional compensation for services rendered in their capacity as directors other than as paid by the Corporation to such executive officers in their capacity as executive officers. See "Compensation of Officers". The Corporation does carry liability insurance for its directors.

During the fiscal year ended December 31, 1998, a total of 120,000 stock options were granted to directors of the Corporation.

B.   Compensation of Officers

1.   Cash

During the fiscal period ended December 31, 1998, the Corporation employed three
(3) executive officers, Allen V. Ambrose, President, Brian Gavin, Vice President, Exploration and Allan J. Marter, Chief Financial Officer all of whom continue to be employed. The aggregate cash compensation (including salaries, directors' fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to such executive officers and corporations controlled by them, by the Corporation and its subsidiaries for services rendered during the fiscal period ended December 31, 1998, was $278,702. Other than as herein set forth, the Corporation did not pay any additional compensation to its executive officers (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees).

The following table sets forth total compensation paid by the Corporation and its subsidiaries, as the case may be, for that portion of the last three fiscal years in which the above were in existence in respect of the President and those officers whose compensation in the last fiscal year was $100,000 Cdn or more (the "Named Executive Officers"); in this case Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration.


======================================================================================================================
                                                Statement of Executive Compensation
                                                -----------------------------------
                                            Annual Compensation       Long-Term Compensation
======================================================================================================================
                                                                                   Awards Payouts
                                                                                 -------------------
                                                                     Securities
                                                            Other      Granted
                                             Performance   Annual       Under     Restricted
Name and                                        Right      Compen-     Option     Shares or   LTIP(2)   All other
Principal                                        ($)       sation     /SARS(1)    Restricted  Payouts   Compensation
Position            Year             Salary($) (Bonus)       ($)      Granted#    Share-Units   ($)         ($)
---------------------------------------------------------------------------------------------------------------------
Allen V.       January 1, 1996 -     64,715      Nil      9,464(3)(4)    160,000      Nil       Nil        Nil
Ambrose        December 31, 1996
President and
Director
               ------------------------------------------------------------------------------------------------------
               January 1, 1997 -     89,126      Nil      11,436(6)(8)    80,000       Nil       Nil        Nil
               December 31, 1997
               ------------------------------------------------------------------------------------------------------
               January 1, 1998       96,200      Nil      9,660(9)(11)   220,000(12)   Nil       Nil        Nil
               - December 31,
               1998
---------------------------------------------------------------------------------------------------------------------
Brian Gavin    January 1, 1996 -    113,239      Nil      13,624(3)(5)   160,000       Nil       Nil        Nil
Vice           December 31, 1996
President,
Exploration
               ------------------------------------------------------------------------------------------------------
               January 1, 1997 -    117,510      Nil      13,762(7)(8)    80,000       Nil       Nil        Nil
               December 31, 1997
               ------------------------------------------------------------------------------------------------------
               January 1, 1998      122,600      Nil      11,112(10)11)  220,000(12)   Nil       Nil        Nil
               - December 31,
               1998
=====================================================================================================================

Notes:

(1)      "SARS" or "Stock appreciation right" means a right granted by the
         Corporation, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Corporation.
(2)      "LTIP " or "long term incentive plan" means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.
(3)      Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 99% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment
         Insurance, Washington Workers Compensation, FICA Medicare, FUTA and
         Argentine benefits, in the case of Brian Gavin.
(4)      From January 1996 to December 1996 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:
                  401 K Base                $        3,813.00
                  401 K Match               $        1,271.00
                  Medical Insurance         $        4,380.00
                                      -6-

(5)       From January 1996 to December 1996 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
                    401 K Base               $ 6,933.60
                    401 K Match              $ 2,311.20
                    Medical Insurance        $ 4,380.00
(6)       From January 1997 to December 1997 the following benefits
          were provided to Allen V. Ambrose and billed by Degerstrom to the
          Corporation:
                    401 K Base               $ 5,292.00
                    401 K Match              $ 1,764.00
                    Medical Insurance        $ 4,380.00
(7)       From January 1997 to December 1997 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
                    401 K Base               $ 7,036.00
                    401 K Match              $ 2,345.00
                    Medical Insurance        $ 4,380.00
(8)       Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation
          Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington
          Unemployment Insurance, Washington Workers Compensation, FICA
          Medicare, FUTA and Argentine benefits, in the case of Brian Gavin.
(9)       From January 1998 to December 1998 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the
          Corporation:
                     401 K Base              $ 3,360.00
                     401 K Match             $ 1,920.00
                     Medical Insurance       $ 4,380.00
(10)      From January 1998 to December 1998 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
                    401 K Base               $ 4,284.00
                    401 K Match              $ 2,448.00
                    Medical Insurance        $ 4,380.00
(11)      Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation
          Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington
          Unemployment Insurance, Washington Workers Compensation, FICA Medicare
          and FUTA.
(12)      Includes stock options granted on March 2, 1998 entitling the holder to acquire 30,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of
          Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). In addition, includes the following stock options which were repriced during 1998:
     1.   stock options entitling the holder to acquire 110,000 common shares of the Corporation at an exercise price of Cdn $1.15 (these options originally had an exercise price of Cdn $2.18 but were repriced on
          February 20, 1998). These options were subsequently canceled in April,
          1999; and
     2.   stock options entitle the holder to acquire 80,000 common shares of the Corporation at an exercise price of Cdn $1.15 (these options originally had an exercise price of Cdn $2.00 but were repriced on
          February 20, 1998). These options were subsequently canceled in April,
          1999.

2.       Stock Options

The Named Executive Officers of the Corporation were granted 30,000 stock options each and each had 190,000 stock options repriced during the fiscal period ended December 31, 1998. The following table sets forth stock options granted and the stock options repriced during the fiscal year ended December 31, 1998, to the Named Executive Officers:


                        OPTIONS GRANTED DURING THE FISCAL YEAR ENDED DECEMBER 31, 1998

=====================================================================================================================
                         Number                                                                Potential Realizable
                           of      % of Total                                                    Value at Assumed
                         Common     Options       Market       Exercise                           Annual Rates of
                         Shares   Granted to      Price        Price Per                             Stock Price
                        Reserved  Employees      as at Date     Common                            Appreciation For
Name of                  Under    in Fiscal      of Grant       Share                               Option Term(6)
Optionee                 Option     Year          Cdn $         Cdn $      Expiry Date             5%          10%
---------------------------------------------------------------------------------------------------------------------
Allen V.                 30,000      92%          $1.40        $1.10(5)   March 2, 2003         $20,604     $34,641
Ambrose(3)
President               110,000      71%          $1.10        $1.15(7)   August 16, 1999        $3,726     $13,255
                         80,000      49%          $1.10        $1.15(8)   February 17, 2000      $5,024     $14,480
---------------------------------------------------------------------------------------------------------------------
Brian Gavin(4)           30,000      92%          $1.40        $1.10(5)   March 2, 2003         $20,604     $34,641
Vice President,
Exploration             110,000      71%          $1.10        $1.15(7)   August 16, 1999        $3,726     $13,255
                         80,000      49%          $1.10        $1.15(8)   February 17, 2000      $5,024     $14,480

=====================================================================================================================

Notes:

(1)  On May 5, 1999 the closing price of the common shares on The Alberta Stock
     Exchange was Cdn $0.68.
(2)   All amounts in this table are in Canadian dollars.
(3)  Executive Officer who is also a director.
(4)  Executive Officer of the Corporation and Director of MASA.
(5) Subsequent to December 31, 1998, The Alberta Stock Exchange consented to the above options being repriced to Cdn $0.68 per common share.
(6) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.
(7) These options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998 to Cdn $1.15. Subsequent to the
     Corporation's year end of December 31, 1998 these options were canceled.
(8) These options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998 to Cdn $1.15. Subsequent to the
     Corporation's year end of December 31, 1998 these options were canceled.

The options repriced were done so using a combination of the six month weighted average closing price for the Corporation's common shares and current market prices at the time of the repricing. The Alberta Stock Exchange Circular No. 6 provides for circumstances in which stock options may be repriced. The policy provides that The Alberta Stock Exchange may consider an application to amend the exercise price to any option previously approved by The Alberta Stock Exchange and which has been outstanding for less than twelve (12) months only in the event there is a difference of at least twenty-five percent (25%) between the exercise price previously approved by The Alberta Stock Exchange and the weighted average trading price of the issuers listed securities during the six month period preceding the date of the application for the amendment. In this case, The Alberta Stock Exchange reviewed the weighted average closing price for the six months prior to the application for repricing being made and determined that the options could be repriced at current market levels with the applicable discount. The Alberta Stock Exchange considered Cdn $1.15 reflected the current market price and allowed the options to be discounted; which the Corporation chose not to do.

The following table sets forth details of the fiscal year-end value of unexercised options on an aggregated basis held by the Named Executive Officers for the fiscal year ended December 31, 1998:

                         AGGREGATED OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998
=================================================================================================================
                                                                                      Value of Unexercised
                                                             Unexercised Options     In-the-Money Options at
                             Securities         Aggregate    at Most Recent Year     Most Recent year End
                            Acquired on           Value            End (#)              (Cdn $)(1)(2)(4)
                             Exercise           Realized         Exercisable               Exercisable
     Name                       (#)               ($)          /Unexercisable            /Unexercisable
-----------------------------------------------------------------------------------------------------------------
Allen V. Ambrose,                0                 0                270,000                  0\0
President
-----------------------------------------------------------------------------------------------------------------
Brian Gavin,                     0                 0                270,000                  0\0
Vice President,
Exploration
=================================================================================================================

Notes:
(1) Value of unexercised in-the-money options calculated using the closing price of common shares on The Alberta Stock Exchange on December 31, 1998, less the exercise price of in-the-money stock options.
(2) On December 31, 1998 the last day the common shares traded in 1998, the closing price of the common shares on The Alberta Stock Exchange was Cdn $0.65.
(3)  The amounts are in Canadian dollars.
(4)  Of the above options, 80,000 granted to each of Allen Ambrose and Brian
     Gavin were repriced subsequent to the Corporation's year end of December 31, 1998, and 190,000 granted to each of Allen Ambrose and Brian Gavin were canceled subsequent to the Corporation's year end on December 31, 1998.

3.   Long-term Incentive Plans

The Corporation has not had and does not currently have any long term incentive plans, other than stock options to be granted from time to time by the board of directors under the provisions of the Corporation's stock option plan. See "Stock Option Plan".

4.   Stock Appreciation Rights and Restricted Shares

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal periods ended December 31, 1996, December 31, 1997 or December 31, 1998. Furthermore, no stock appreciation rights were exercised.

5.   Stock Option and SAR Repricing

The Corporation did not make any downward repricing of stock options or stock appreciation rights either during the fiscal periods ended December 31, 1996 or December 31, 1997. The Corporation repriced options to acquire 190,000 common shares of the Corporation held by each of the Named Executive Officers. See "Stock Options".

6.   Pension and Retirement Plans and Payments made upon Termination of
     Employment

The Corporation does not have in place any pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. The Corporation is not party to any compensation plan or arrangement with a Named Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

7.   Employment and Management Contracts

(a) N.A. Degerstrom, Inc. ("Degerstrom") provides management services to the Corporation and acts as operator of the Corporation's properties and projects pursuant to an operating agreement entered into on March 15, 1995 ("Operating Agreement"). Under the Operating Agreement, Degerstrom operates and manages the exploration program on all properties and provides related offsite administrative assistance as required. This agreement allows the Corporation to minimize its overhead by providing for reimbursement to Degerstrom of direct out of pocket and certain allocated indirect costs and expenses and the payment of a management fee of 15%. During the year ended December 31, 1998 administrative fees were paid to Degerstrom of $54,272 on total costs incurred by the Corporation of $749,041. Equipment rentals of $6,070 were included in the total costs for 1998.

(b) The Corporation has entered into an agreement dated April 30, 1996, as amended on October 31, 1997 with Waiata Resources located in Littleton, Colorado. The agreement provides that Allan J. Marter, who is the principal of Waiata Resources ("Waiata") and a director and officer of the Corporation, will provide financial advisory services to the Corporation including the oversight of the accounting function and reporting, joint venture negotiations and documentation, business and financial planning and the review and evaluation of investment opportunities. Waiata will receive a retainer of $2,800 per month which will entitle the Corporation of up to five days of advisory services from Allan J. Marter per month. Additional advisory services would be paid at the pro rata rate based on $560 per day. The agreement may be terminated by the Corporation upon thirty days written notice.

C.   Stock Option Plan

The Board of Directors of the Corporation has adopted a stock option plan (the "Plan") which was approved with amendments by the shareholders of the Corporation at the Annual and Special Meeting of Shareholders held on June 26, 1996. Subsequently at the Corporation's Annual and Special Meeting of Shareholders held on June 26, 1998, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the plan from 2,000,000 to 3,000,000 common shares. The Corporation maintains a Plan for the benefit of its employees and others who provide services to the Corporation. The Board of Directors believes the availability of stock incentives is an important factor in the Corporation's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. Certain provisions of the plan are described below.

(a)  Description of the Plan

(i)  General

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or to the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the "Code"). Certain stock options granted under the Plan may be treated as incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options"). Other stock options, including all options granted under the Plan to individuals who are not employees of the Corporation or any of its subsidiaries are not Incentive Stock Options and are referred to in this Management Information Circular as "Nonstatutory Stock Options".

The purpose of the Plan is to advance the interests of the Corporation and its subsidiaries and affiliates by encouraging the directors, officers, employees and consultants of the Corporation and its subsidiaries to acquire common shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its subsidiaries in the conduct of their affairs.

(ii) Common Shares Reserved for Issuance Under the Plan

The common shares to be offered under the Plan consist of common shares of the Corporation's authorized but unissued common shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 10% of the Corporation's issued and outstanding common shares from time to time, up to a maximum of 3,000,000 common shares. The number and kind of common shares available for grants under the Plan is subject to adjustment by the Board of Directors if the outstanding common shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation.

If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased common shares subject thereto will again become available for the purpose of the Plan. No fractional common shares are issued under the Plan on any such adjustment.

To the Effective Date an aggregate of 1,826,000 stock options have been granted to the directors, officers, employees and consultants of the Corporation or its subsidiaries pursuant to the Corporation's Plan. To the Effective Date 90,000 of these stock options have been exercised, 126,000 of these stock options have expired, and 1,075,000 of these options have been canceled.

(iii)     Administration

The Plan is interpreted and administered by the Board of Directors. A majority of the Board of Directors constitutes a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

Subject to the provisions of the Plan, the Board of Directors has authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors are binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

Each option granted under the Plan is to be evidenced by an agreement, signed on behalf of the Corporation and by the optionee, in a form approved by the Board of Directors.

(iv) Participation and Types of Grants

Directors, officers, management, consultants and employees of the Corporation are eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as "Participants"). The Board of Directors determines to whom options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, and the number of common shares to be subject to each option. An individual who has been granted an option may, if the Participant is otherwise eligible, and if permitted under the policies of the stock exchange or stock exchanges on which the common shares of the Corporation are listed, be granted an additional option or options if the directors so determine. The rules of any stock exchange upon which the Corporation's common shares are listed are applicable relative to options granted to Participants.

(v)  Exercise Price

The Board of Directors determines the exercise price of the common shares covered by each option granted under the Plan. The exercise price of options granted under the Plan may not be less than the closing price of the Corporation's common shares on the stock exchange or stock exchanges on which the common shares of the Corporation are listed on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, less any discounts permitted by the policy or policies of such stock exchange or stock exchanges.

However, if an option is granted within six months of a public distribution of the Corporation's common shares by way of prospectus, then the minimum exercise price of such option may, if the policy of such stock exchange or stock exchanges requires, be the greater of the closing price of the Corporation's common shares on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, as provided above, and the price per common share paid by the investing public for common shares of the Corporation acquired by the public during such public distribution, determined in accordance with the policy or policies of such stock exchange or stock exchanges.

(vi) Duration and Exercise of Options

The option period is a period of time fixed by the Board of Directors, not to exceed the maximum period permitted by any stock exchange on which the Corporation's common shares are then listed or other regulatory body having jurisdiction, provided that the option period may be reduced with respect to any option as provided in "Termination of Employment or Service, Death and Assignment" below.

Except as set forth in "Termination of Employment or Service, Death and Assignment" below, no option may be exercised unless the Participant is at the time of such exercise a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates. Provided, however, that any other provision to the contrary, an option granted to a consultant in connection with specific services provided or to be provided by that consultant may be exercised only after the date of completion of such service and prior to 30 days following the date of completion of such service.

Options may be exercised in amounts and at times determined by the Board of Directors. The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of common shares with respect to which the option is being exercised, accompanied by cash payment, certified check or bank draft for the full purchase price of such common shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any common shares subject to an option under this Plan, unless and until the certificates for such common shares are issued to such persons under the terms of the Plan.

No person entitled to exercise an option has any of the rights or privileges of a shareholder of the Corporation in respect of any common shares issuable upon exercise of such option until certificates representing such common shares are issued and delivered.

(vii)     Termination of Employment or Service, Death and Assignment

If a Participant ceases to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates for any reason (other than death), the Participant may exercise any option then held within 90 days following the Participant's ceasing to be a director, officer, employee or consultant, but only if and to the extent that the Participant was entitled to exercise the option at the date of such cessation.

In the event of the death of a Participant, any option then held by the Participant will be exercisable within the twelve (12) months following the Participant's death, but only: (a) by the person or persons to whom the Participant's rights under the option pass by the Participant's will or the laws of descent and distribution; and (b) if and to the extent that the Participant was entitled to exercise the option at the date of the Participant's death.

(viii)    Amendment and Termination of the Plan

The Board of Directors may, at any time, suspend or terminate the Plan. The Board of Directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision may alter the terms of any options theretofore granted under the Plan.

(b)      Summary of United States Federal Income Tax Consequences

         (1)   Nonstatutory Stock Options

A. General. Under United States federal income tax law now in effect, no income is realized by the grantee of a Nonstatutory Stock Option until the option is exercised. When a Nonstatutory Stock Option is exercised, the optionee realizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the market value of the common shares subject to the Nonstatutory Stock Option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, the Corporation's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees. Upon the sale of common shares acquired by exercise of a Nonstatutory Stock Option, the amount by which the sale proceeds exceed the market value of the common shares on the date of exercise will constitute capital gain which will be taxable at varying rates depending on the holding period.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended, unless both (a) the grant of the option was not approved by either the Board of Directors or a committee composed
                                      -13-
solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant.

          (2)  Incentive Stock Options

A. General. Under federal income tax law now in effect, no income will be recognized by an optionee upon either grant or exercise of an Incentive Stock Option. The amount by which the market value of common shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee's alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds common shares acquired upon exercise of an Incentive Stock Option for two years after the date of grant and one year after the date of exercise (the "holding periods"), and if the optionee has been an employee of the Corporation (or of any parent or subsidiary of the Corporation) at all times from the date of grant to the date three months before exercise, then any gain realized by the optionee upon sale or exchange of the common shares will be treated as long-term capital gain and any loss will be long-term capital loss.

Generally, if an optionee disposes of common shares acquired upon exercise of an Incentive Stock Option within the holding periods and all requirements other than the holding period rules are met (an "early disposition"), the optionee will recognize ordinary compensation income for the year of disposition equal to the excess of the market value of the common shares on the date of exercise over the option's exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain and will be taxed at varying rates depending on the holding period. A special rule limits the amount of ordinary compensation income that must be recognized to the amount of gain realized by the optionee upon the early disposition. As a result, the optionee will not be required to recognize the entire spread between the exercise price and the market value on the date of exercise as ordinary compensation income if the early disposition results in either a loss or a gain smaller than the spread at exercise. If common shares acquired upon exercise of an Incentive Stock Option are disposed of in an early disposition, the Corporation ordinarily will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee.

B. Exercise by "Insiders". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the Incentive Stock Option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the Incentive Stock Option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an Incentive Stock Option in either of those cases.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of December 31, 1998:

====================================================================================================================
           Group                Number of Common                                                 Exercise Price
   (number of persons in          Shares Under                                                  Per Common Share
          group)                      Option          Date of Grant          Expiry Date                $Cdn
---------------------------- -------------------- ------------------------ --------------------- -------------------
2 Named Executive Officers               100,000  January 10, 1996(3)      January 10, 2001             1.44
                                         220,000  August 16, 1996(4)       August 16, 1999              1.15
                                         160,000  February 17, 1997(5)     February 17, 2000            1.15
                                          60,000  March 2, 1998(6)         March 2, 2003                1.10

                                      -14-

====================================================================================================================
           Group                Number of Common                                                 Exercise Price
   (number of persons in          Shares Under                                                  Per Common Share
          group)                      Option          Date of Grant          Expiry Date                $Cdn
---------------------------- -------------------- ------------------------ --------------------- -------------------

4 Directors (1)                           40,000  January 10, 1996(3)      January 10, 2001             1.44
                                         240,000  August 16, 1996(4)       August 16, 1999              1.15
                                         160,000  February 17, 1997(5)     February 17, 2000            1.15
                                          60,000  August 29, 1997(7)       August 29, 2000              1.27
                                          90,000  March 2, 1998(6)         March 2, 2003                1.10

15 Others (2)                             65,000  January 10, 1996(3)      January 10, 2001             1.44
                                          90,000  August 16, 1996(4)       August 16, 1999              1.15
                                         165,000  February 17, 1997(5)     February 17, 2000            1.15
                                          60,000  August 29, 1997(7)       August 29, 2000              1.27
                                          95,000  March 2, 1998(6)         March 2, 2003                1.10
                                           5,000  March 2, 1998(8)         March 2, 2003                1.19
                             -------------------
Total                                  1,610,000
                             ===================

====================================================================================================================

Notes:
(1)  Directors who are not Named Executive Officers.
(2) Includes non Named Executive Officers, employees, consultants of the Corporation and its subsidiaries.
(3) These options originally had an exercise price of Cdn $1.44 but were subsequently repriced to Cdn $0.68 subsequent to the Corporation's year end on December 31, 1998.
(4) These options originally had an exercise price of Cdn $2.18 but were repriced to Cdn $1.15 on February 20, 1998. Subsequent to the Corporation's year end of December 31, 1998 these options were canceled.
(5) These options originally had an exercise price of Cdn $2.00 but were repriced to Cdn $1.15 on February 20, 1998. Subsequent to the Corporation's year end of December 31, 1998 these options were canceled.
(6) These options originally had an exercise price of Cdn $1.10 but were repriced to Cdn $0.68 subsequent to the Corporation's year end on December
     31, 1998.
(7) These options originally had an exercise price of Cdn $1.73 but were repriced to Cdn $1.27 on February 20, 1998. Subsequent to the Corporation's year end of December 31, 1998 these options were canceled.
(8) These options originally had an exercise price of Cdn $1.19 but were repriced to Cdn $0.68 subsequent to the Corporation's year end on December
     31, 1998.

D.   Other Compensation

During the Corporation's fiscal period ended December 31, 1998, the Corporation accrued and/or paid fees to a law firm for the provision of ongoing legal services to the Corporation amounting to approximately $49,435. Bonnie L. Kuhn, the Secretary and Director of the Corporation, was an associate of such firm.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
                ------------------------------------------------

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS
                        AND IN MATTERS TO BE ACTED UPON
                 ---------------------------------------------

Other than as set forth herein or as previously disclosed there are no material interests, direct or indirect, of the current directors, senior officers, and shareholders who beneficially own, directly or indirectly, more than ten (10%) percent of the outstanding common shares or any known associate or affiliates of such persons, in any matter to be acted upon nor in any transaction which has materially affected the Corporation.

                     PARTICULARS OF MATTERS TO BE ACTED UPON
                     ---------------------------------------

To the knowledge of the board of directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors' Report thereon, the election of directors, the approval of further private placements and the appointment of auditors.

     (a)  Report to Shareholders

The board of directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 1998.

     (b)  Number of Directors

For this forthcoming year, it is proposed that the board of directors shall consist of six (6) members. At the Meeting, shareholders will be asked to consider and, if thought fit, approve an ordinary resolution fixing the number of directors to six (6).

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution fixing the number of directors to six
(6).

     (c)  Election of Directors

At the Meeting, it will be proposed that six (6) directors be elected to hold office until the next Annual General Meeting of Shareholders or until their successors are elected or appointed. There are presently six (6) directors of the Corporation, each of whose terms of office will expire at the Meeting. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the board of directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his common shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation, presently held by him or her, his or her municipality of residence, his or her principal occupation at the present and during the preceding five years, the period during which he or she has served as a director, and the number of voting common shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of the Effective Date hereof (except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them).

===================================================================================================================
                                                                                              Common
                                                                                              Shares      Percentage
Name, Age and                 Position                                                    Beneficially    of Common
Municipality of Residence        Held        Principal Occupation During Past Five Years   Owned (6)       Shares (6)
-------------------------------------------------------------------------------------------------------------------
Allen V. Ambrose, 42         President    Director  and  President  of  the  Corporation   232,000(2)         1.14%
Spokane, Washington          and Director since  November  6,  1995.  Mr.  Ambrose is an
                                          Exploration    Manager/Geologist   with   N.A.
                                          Degerstrom,   Inc.   and   Director  of  Cadre
                                          Resources Ltd. - which is a mining company

Armand Hansen, 63 (1)        Director     A director of the  Corporation  since November   171,000(3)         0.84%
Spokane, Washington                       6,  1995.   Mr.  Hansen  has  served  as  Vice
                                          President    of    Operations    for    Mining
                                          Contracting  with N.A.  Degerstrom,  Inc.  for
                                          the past 16  years.  He is also  Director  and
                                          Officer    of    Aresco    Inc.,     equipment
                                          manufacturing company since 1989

Bonnie L. Kuhn, 33           Secretary    A  director  and  officer  of the  Corporation    11,000(5)         0.05%
Calgary, Alberta             and Director since June 19,  1997.  Associate  with Ogilvie and Company, Barristers and
                                          Solicitors, from 1994 to December 31,
                                          1998. From January 1, 1999 to present,
                                          a partner with Armstrong Perkins
                                          Hudson, Barristers & Solicitors.
                                          Director of Talon Petroleums Ltd., an
                                          oil and gas exploration company since
                                          September 1997.

John Johnson Crabb, 73 (1)   Director     A director of the  Corporation  since November    70,000(3)         0.34%
Madeira Park, B.C.                        6,    1995.    Mr.    Crabb   was   a   Mining
                                          Executive/Geologist and Director with
                                          Inland Resources, Inc., a mining
                                          company from 1985 to November 1995;
                                          Director of Cadre Resources Ltd. from
                                          April 1995 to March 1996

A.D. (Darryl) Drummond, 62   Director     A director of the  Corporation  since June 26,    20,000(4)         0.10%
Ph.D., P. Eng.                            1996.   Mr.   Drummond   is   a   Professional
Vancouver, British Columbia               Engineer;  President  of D.D.H.  Geomanagement
                                          from  1981  to  present;   Director  of  Cadre
                                          Resources  Ltd. from November 1994 to February
                                          1995;  Director  of All North  Resources  Ltd.
                                          from May  1995 to July 9,  1996;  Director  of
                                          International  All-North  Resources  Ltd. from
                                          July  10,  1996 to  present;  Director  of The
                                          Quinto Mining  Corporation  from September 11,
                                          1996 to present

                                      -17-

===================================================================================================================
                                                                                              Common
                                                                                              Shares      Percentage
Name, Age and                 Position                                                    Beneficially    of Common
Municipality of Residence        Held        Principal Occupation During Past Five Years   Owned (6)       Shares (6)
-------------------------------------------------------------------------------------------------------------------

Allan J. Marter, 51 (1)      Chief        A  director  and  officer  of the  Corporation    20,000(4)         0.10%
Littleton, Colorado          Financial    since  June  19,   1997.   Mr.   Marter  is  a
                             Officer and  financial  advisor in the mining  industry and
                             Director     Principal  of  Waiata  Resources  from  April,
                                          1996 to  present.  From 1992 to  April,  1996,
                                          employed   as  a   director   with   Endeavour
                                          Financial  Inc.  Director of Addwest  Minerals
                                          International,     Ltd.     formerly     Alina
                                          International  Industries  Ltd.  from February
                                          28, 1997 to present.  Has  provided  financial
                                          advisory  services to the Corporation  through
                                          Waiata Resources since April 30, 1996.
-----------------------------------------------------------------------------------------------------===============

Notes:

(1)  Member of Audit Committee.
(2) Includes stock options entitling the holder to acquire 50,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced subsequent to the Corporation's year end on December 31, 1998), and 30,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 110,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998) and 80,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). The Corporation has filed an application with The
     Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(3) Includes stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.44 but were repriced subsequent to the Corporation's year end on December 31, 1998), and 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 60,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998) and 40,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). The Corporation has filed an application with The
     Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(4) Includes stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 60,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and 40,000 common shares upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998). The Corporation has filed an application with The
     Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(5) Includes stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share (these options originally had an exercise price of Cdn $1.10 but were repriced subsequent to the Corporation's year end on December 31, 1998). The Corporation subsequent to its December 31, 1998 year end canceled options to acquire 60,000 common shares upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998).
     The Corporation has filed an application with The Alberta Stock Exchange to re-grant these options at an exercise price of Cdn $0.55 per common share.
(6) Common shares which the person or group has the right to acquire within 60 days after May 5, 1998 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

The audit committee of the Corporation currently consists of Armand Hansen, Allan J. Marter and John Johnson Crabb. The general function of the audit committee is to review the overall audit plan and the Corporation's system of internal controls, to review the results of the external audit, and to resolve any potential dispute with the Corporation's auditors. The Board of Directors of the Corporation met two times during 1998. The audit committee met three times during 1998. (No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the audit committee of which the director was a member during 1998). The Corporation does not have an executive committee or a compensation committee at this time.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the election of the above directors.

d.   Approval of the Issuance of Common Shares

Management intends to place before the meeting an ordinary resolution authorizing the Corporation to enter into one or more private placement agreements with subscribers during the twelve (12) month period commencing July 1, 1999, providing for the issuance of up to 20,390,030 common shares of the Corporation or securities convertible into common shares representing approximately 100% of the number of common shares issued and outstanding as at the date hereof at such price per common share, including any applicable discounts, as the directors of the Corporation may approve and the applicable regulatory authorities or stock exchange may permit. It is not the current intention of management to issue the entire number of common shares authorized pursuant to the proposed resolution; however, pursuant to The Alberta Stock Exchange Circular No. 6 ("Circular"), The Alberta Stock Exchange has the discretion to require a corporation to obtain shareholder approval to issue common shares or securities convertible into common shares, if such issuance results in an aggregate number of common shares, issued pursuant to the private placement transactions during any six month period exceeding twenty-five percent (25%) of the outstanding common shares. A similar provision is also set forth in the Ontario Securities Commission Policy 5.2 ("Policy 5.2"); however, it requires that shareholders approval be obtained in such circumstances; there is no discretion. Prior to the next annual meeting of shareholders, the Corporation may wish to enter into agreements to issue more than 25% of the outstanding common shares so as to provide the Corporation with sufficient working capital to fund its activities.

Management of the Corporation considers that it will be in the best interests of the Corporation to obtain a "blanket" authorization from the shareholders for additional private placements to be entered into during the next twelve (12) months. Such approval will eliminate the need to obtain shareholder approval for each specific private placement, thereby reducing the time required to obtain regulatory approvals for, and decreasing the Corporation's administrative costs relating to, such private placements.

The private placements will only be negotiated if management of the Corporation believes the subscription price is reasonable for the circumstances and if the funds are required by the Corporation to continue or expand its activities. No change in the control of the Corporation is anticipated as a result of the private placements.

Accordingly, at the Meeting, shareholders will be asked to consider and, if thought fit, pass a resolution approving the issuance from time to time of up to an additional 20,390,030 common shares or securities convertible into common shares of the Corporation to subscribers during the period commencing on July 1, 1999 and ending on the day of the next annual general meeting of shareholders.

The price per common share shall be determined in accordance with the policies of The Alberta Stock Exchange (the "Exchange") and Policy 5.2. The Exchange Circular provides that the price per security must not be lower than the closing market price of the common share on the Exchange on the trading day prior to the date on which notice of the proposed private placement is given to the Exchange, less the applicable discount as follows:

================================= ================================
        Market Price(1)             Maximum Discount Therefrom
================================= ================================
          Up to $0.50                           25%

         $0.51 to $1.00                         20%

         $1.01 to $2.00                         18%

         $2.01 to $5.00                         15%

           Over $5.00                           10%
================================= ================================

Note:

(1)  The amounts in this table are in Canadian dollars.

Policy 5.2 provides that the price per security of a common share issued in a private placement shall not be lower than the base price of the common shares offered less the maximum discount as follows, provided that no common share shall be sold for net proceeds of less than $0.20 per common share:

================================= ================================
        Base Price(1)(2)            Maximum Discount Therefrom
================================= ================================
         $0.50 or less                          25%

         $0.51 to $2.00                         20%

          Above $2.00                           15%
================================= ================================

Notes:
(1)  The amounts in this table are in Canadian dollars.
(2)  Base  price is  defined  in  Policy  5.2 as the:
               "Base Price" means the Weighted Average Price of the relevant securities of the issuer for the most recent ten days preceding the agreement day or other relevant day on which actual trading occurred on a published market provided that if trading has not occurred on at least five days during the 90 days preceding the agreement day or other relevant day, then the Base Price shall be nil; `"Weighted Average Price" of an issuer's securities for any period means the price determined by multiplying the daily volume of trading of such securities on a published market for each day which is included in the average by the closing price on such market of the relevant securities for each respective day and dividing the sum of all such products by the total number of securities traded;'

Issuance of common shares reserved hereunder may result in dilution to existing shareholders. Directors, officers and other insiders of the Corporation or associates and affiliates thereof may participate in any such private placement, although presently there is no intention in that regard, except as disclosed below.

In accordance with Policy 5.2, no common shares of the Corporation shall be issued pursuant to any private placement transaction in the following circumstances without the further prior approval of disinterested shareholders of the Corporation:

(a) more than 50% of the common shares of the Corporation being sold are proposed to be purchased by placees who are non-arm's length with the Corporation; or

(b)  the number of common shares of the Corporation purchased during the twelve
     (12) months preceding the agreement day by placees who are non-arm's length with the Corporation when combined with the number of common shares proposed to be purchased by non-arm's length placees in the proposed private placement exceeds 20% of the issued and outstanding common shares of that class of the Corporation calculated after giving effect to the proposed private placement (but without giving effect to the exercise of any warrants forming part of any private placement); or

(c) the private placement may result in, or such placement is part of, a transaction involving a change in the effective control of the Corporation (and for the purpose of making that determination any warrants forming part of the private placement shall be deemed to have been exercised).

The Corporation is seeking approval of the shareholders, by ordinary resolution, of the above issuance of securities. In order to be effective, the resolution must be passed by the affirmative vote of a simple majority of the votes cast by shareholders, present in person or by proxy at the Meeting. If the resolution is passed, the resolution shall only be effective until the next annual meeting of shareholders of the Corporation.

The text of the resolution to be considered at the meeting approving the issuance of common shares will substantially be as follows:

     BE IT RESOLVED THAT:

     1. subject to compliance with applicable securities laws and to receipt of necessary regulatory approval and stock exchange approval, the directors of the Corporation are authorized to issue up to 20,390,030 common shares of the Corporation ("Common Shares") valued at the maximum allowable discount permitted under the policies and bylaws of The Alberta Stock Exchange and pursuant to Ontario Securities Commission Policy 5.2 or such lesser discount as deemed appropriate by the directors of the Corporation (provided that, in accordance with Ontario Securities Commission Policy 5.2, no Common Share of the Corporation shall be issued for net proceeds of less than $0.20 per Common Share), in connection with one or more private placements of the Corporation in the twelve (12) month period commencing July 1, 1999 at such prices and subject to such terms and with such arms length or non-arms length parties as the directors may from time to time determine without further approval of the shareholders of the Corporation;

     2. the issuance of the Common Shares may be made through an offering of Common Shares, special warrants, units, notes, purchase warrants, any other securities convertible into Common Shares or any combination thereof as the directors in their sole discretion may determine;

     3. this resolution shall be valid only until the next annual meeting of shareholders of the Corporation; and

     4. any one director or officer of the Corporation be and is hereby authorized and directed to execute and deliver all documents and instruments and to do all other acts and things necessary or desirable in connection with the matters contemplated by this resolution.

The Exchange has neither approved nor disapproved any proposed issuance of common shares. On application to approve an issuance of common shares, the Exchange may approve such issuance subject to conditions in its discretion.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution approving the issuance of the above common shares.

The Corporation anticipates that if a private placement transaction is to occur that N.A. Degerstrom, Inc. ("Degerstrom") could participate in the private placement transaction. Degerstrom, which is a large private mining contractor in North America with offices in Spokane, Washington, is a principal shareholder of the Corporation, owning 25.01% of the issued and outstanding common shares of the Corporation. The Corporation therefore wishes to obtain shareholder approval to allow Degerstrom to participate for more than 50% of any securities being sold or proposed to be sold with respect to any private placement conducted by the Corporation from July 1, 1999 until the next annual meeting of the shareholders. In addition, if Degerstrom participates in any private placement conducted by the Corporation within the twelve (12) month period from the meeting date, the Corporation wishes to receive shareholder approval to allow Degerstrom to acquire, within any twelve (12) month period of a private placement, common shares, including any common shares purchased on a private placement, which exceed 20% of the Corporation's issued and outstanding common shares. Any private placement conducted by the Corporation and which Degerstrom may participate is subject to the same pricing conditions as set forth above and stock exchange approval.

The Corporation is seeking the approval of disinterested shareholders, by ordinary resolution, of the participation by Degerstrom in any private placements of the Corporation within the next twelve (12) months. This approval is required by Policy 5.2. In order to be effective, the resolution must be passed by the affirmative vote of a simple majority of the votes cast by shareholders, present in person or by proxy at the Meeting. If the resolution is passed, the resolution shall only be effective until the next annual meeting of shareholders of the Corporation. In accordance with Policy 5.2, Degerstrom will not be voting in respect of this resolution. In addition, Allen Ambrose and Brian Gavin who are employees of Degerstrom and Armand Hansen who is an employee, director and officer of Degerstrom confirm they will not vote in respect of this resolution.

The text of the resolution to be considered at the meeting approving the Degerstrom participation will be substantially as follows:

     BE   IT RESOLVED THAT:

     1. provided that no common shares of the Corporation ("Common Shares") shall be issued at a discount greater than the maximum allowable discount permitted under the policies and by-laws of The Alberta Stock Exchange and pursuant to Ontario Securities Commission Policy 5.2 and in any event for net proceeds of less than $0.20 per Common Share and subject to compliance with applicable securities laws and to receipt of necessary regulatory approval and stock exchange approval, N.A. Degerstrom, Inc. ("Degerstrom") may participate in any one or more private placements of the Corporation in the twelve (12) month period commencing July 1, 1999, at such prices and subject to such terms as the directors may from time to time determine, whereunder:

          (a) it may acquire more than 50% of the Common Shares being sold pursuant to any private placement; and

          (b) the number of Common Shares purchased during the twelve (12) months preceding any private placement by Degerstrom, when combined with the number of Common Shares proposed to be purchased by Degerstrom in any proposed private placement may exceed 20% the issued and outstanding Common Shares of the Corporation after giving effect to any proposed private placement (but without giving effect to the exercise of any warrants forming part of any private placement)

               without further approval of the shareholders of the Corporation.

     2. the issuance of the Common Shares may be made through an offering of Common Shares, special warrants, units, notes, purchase warrants, any other securities convertible into Common Shares or any combination thereof as the directors in their sole discretion may determine;

     3. this resolution shall be valid only until the next annual meeting of shareholders of the Corporation; and

     4. any one director or officer of the Corporation be and is hereby authorized and directed to execute and deliver all documents and instruments and to do all other acts and things necessary or desirable in connection with the matters contemplated by this resolution.

The Exchange has neither approved nor disapproved any proposed issuance of common shares to Degerstrom. On application to approve an issuance of common shares to Degerstrom, the Exchange may approve such issuance subject to conditions in its discretion.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution approving the participation of Degerstrom.

e.   Appointment of Auditor

Unless otherwise directed, it is management's intention to vote the proxies in favour of an ordinary resolution to appoint the firm of PricewaterhouseCoopers LLP, 601 - W. Riverside Avenue, Suite 1600, Spokane, Washington, 99201, as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns as provided by law and by the Corporation's by-laws and to authorize the directors of the Corporation to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Corporation. PricewaterhouseCoopers LLP has been the auditor of the Corporation since June 19, 1997.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

                            ATTENDANCE OF ACCOUNTANTS
                            -------------------------

The Corporation has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives of PricewaterhouseCoopers LLP will not be present at the Meeting.

                                     GENERAL
                                     -------

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of common shares. The contents and the sending of this Management Information Circular have been approved by the board of directors of the Corporation.

The Form 10 KSB of the Corporation will be provided at no charge to any shareholder upon written request for such report directed to Art Johnson, Investor Relations at the Corporation's office, 3303 North Sullivan Road, Spokane, Washington, 99216. The Corporation filed an Annual Report on Form 10 KSB with the Securities and Exchange Commission.

                                 OTHER BUSINESS
                                 --------------

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
            -------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent of the common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the common shares are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Corporation and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING
                 ---------------------------------------------

Shareholder proposals submitted for inclusion in the 2000 proxy materials and consideration at the 2000 Annual Meeting of Shareholders must be received by the Corporation by December 31, 1999. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

                                  CERTIFICATE
                                  -----------

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 5th day of May 1999.

                ON BEHALF OF THE MANAGEMENT OF MINERA ANDES INC.



ALLEN V. AMBROSE                             ALLAN J. MARTER
Chief Executive Officer                      Chief Financial Officer

                               INSTRUMENT OF PROXY
                               -------------------

        FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

                                  June 25, 1999

The undersigned shareholder of Minera Andes Inc. (the "Corporation") hereby appoints Mr. Allen V.Ambrose, President and Director of the Corporation, or failing him Ms. Bonnie L. Kuhn, Secretary and Director of the Corporation, or instead of either of the foregoing _________________________, as proxyholder of the undersigned at the Annual General and Special Meeting of Shareholders (the "Meeting"), to be held on June 25, 1999, and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders' direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the common shares represented by this instrument of proxy in the following manner:

1.   FOR [ ]        AGAINST [ ]

     Ordinary resolution setting the number of directors to be elected at six
(6).

2.   [ ]  FOR all nominees          [ ] WITHHOLD AUTHORITY
          except as marked              to vote for all nominees
          to the contrary below.        listed below.

     Instructions:  To withhold authority to vote for any individual, strike a line through the nominee's name below.

                    Allen V. Ambrose, Armand Hansen, Bonnie L. Kuhn, John Johnson Crabb, A.D. Drummond, Allan J. Marter

     The election of the directors for the ensuing year.

3.   FOR [ ]        WITHHOLD [ ]

     Appointment of PricewaterhouseCoopers LLP as Auditor for the ensuing year at a remuneration to be fixed by the directors.

4.   FOR [ ]        AGAINST [ ]

     Approving and adopting, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting authorizing the issuance of up to 20,390,030 common shares of the Corporation or securities convertible into common shares pursuant to one or more private placement in the twelve months commencing July 1, 1999 on the terms and conditions set forth in the Management Information Circular.

5.   FOR [ ]        AGAINST [ ]

     Approving and adopting, with or without modification, the ordinary resolution as more particularly set forth in the Management Information Circular prepared for the purpose of the Meeting relating to the approval of the participation of N.A. Degerstrom, Inc. in future private placements of the Corporation, on the terms and conditions set forth in the Management

     Information Circular.

6. At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder's sole judgment, may determine.

This Instrument of Proxy is solicited on behalf of the management of the Corporation. If this Instrument of Proxy is received, the shares it represents will be voted as the shareholder indicates above. If this Instrument of Proxy is received but no direction is given above, the shares will be voted in favour of the above matters.

Each shareholder has the right to appoint a proxyholder other than the persons designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder's shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder's attorney on behalf of the shareholder if such attorney is authorized, in writing, to do so. If executed by the shareholder's attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this ______ day of ______________________, 1999.


                                        -------------------------------------
                                        (signature of shareholder)


                                        -------------------------------------
                                        (name of shareholder - Please Print)


                                        -------------------------------------
                                        Number of Common Shares Held

                                        NOTES:

                                        1.   This Instrument of Proxy will not
                                             be valid and will not be acted upon
                                             or voted unless it is completed as
                                             outlined herein and delivered to
                                             the Corporation c/o the offices of
                                             the Montreal Trust Company of
                                             Canada, 6th Floor, Western Gas
                                             Tower, 530 - 8th Avenue SW,
                                             Calgary, Alberta, T2P 3S8, at least
                                             forty eight (48) hours, excluding
                                             Saturdays and holidays, before the
                                             time set for the Meeting or any
                                             adjournment thereof. 2. If the
                                             shareholder is an individual, this
                                             Instrument of Proxy must be
                                             executed by the shareholder or his
                                             attorney authorized in writing. 3.
                                             If the shareholder is a
                                             corporation, this Instrument of
                                             Proxy must be executed under
                                             corporate seal or by a duly
                                             authorized officer or attorney of
                                             the Corporation. 4. Persons signing
                                             as executors, administrators,
                                             trustees, etc. should so indicate
                                             and give their full title as such.

                             SUPPLEMENTAL MAIL LIST
                                  RETURN CARD



NOTE:     If you wish to be included in the Supplementary Mailing List of
          Minera Andes Inc. in order to receive its interim financial statements for the ensuing year, please complete and return this card.
--------------------------------------------------------------------------------
TO:       Minera Andes Inc.
          3303 North Sullivan Road
          Spokane, Washington
          99216 U.S.A.

     The undersigned certifies that the undersigned is the owner of securities of Minera Andes Inc. and requests that the undersigned be placed on the Supplementary Mailing List of Minera Andes Inc. for its interim financial statements for the ensuing year.

                              DATED:

                                   Name (please print)


                                   Address




                                   Signature

                                   Name and title of person signing if
                                   different from name above.